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                                                                    EXHIBIT 23.1


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



                                                /s/ ARTHUR ANDERSEN LLP


 November 19, 1999
 Denver, Colorado.